UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2007 (June 29, 2007)

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-52710	13-2614959
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Wall Street

New York, New York 10286

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code — (212) 495-1784

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13-e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

On July 2, 2007, The Bank of New York Mellon Corporation filed a Current Report on Form 8-K announcing that on July 1, 2007, The Bank of New York Company, Inc. and Mellon Financial Corporation merged into The Bank of New York Mellon Corporation. This Amendment No. 1 to Form 8-K is being filed to provide additional financial information, as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of such report.

Some statements in the Exhibits to this Current Report on Form 8-K/A are forward-looking. These include all statements about the future results and operations of the Company, as well as the following: the acquisition of the remaining 50% interest in the ABN AMRO Mellon joint venture; the probability of losses relating to Three Rivers Funding Corporation, a special purpose entity that issues commercial paper and is described in Note 1 of Notes to Financial Statements; expected cash contributions to funded defined benefit pension plans for the remainder of 2007; the amount of contingent additional consideration the Company is obligated to pay; expected increases in state tax reserves; collectibility of contractual principal and interest on temporarily-impaired securities; reduction in funding costs; results of pending and threatened litigation and regulatory proceedings and settlements; expectations with respect to revenues and operating expenses following the merger; identification and recording of certain costs within one year after completion of the merger; implementation of certain decisions relating to the merger within one year after finalization of plans; and incurrence of transaction-related expenses, including exit and disposal costs, over a period of three years after the merger.

Factors that could cause the Company’s results to differ materially from those described in the forward-looking statements, as well as other uncertainties affecting future results and the value of the Company’s stock and factors which represent risks associated with the business and operations of the Company, can be found in the “Cautionary Statement Regarding Forward-Looking Statements” and the “Risk Factors” sections included in the registration statement on Form S-4 (Registration No. 333-140863) filed with the Securities and Exchange Commission (“Commission”) on April 17, 2007 and containing a definitive joint proxy statement/prospectus that was mailed to the shareholders of each of The Bank of New York Company, Inc. and Mellon Financial

Corporation; the “Risk Factors” section of the registration statement on Form S-3 (Registration No. 333-144261) filed with the Commission on July 2, 2007; the “Forward Looking Statements and Risk Factors” section in The Bank of New York Company, Inc.’s Annual Report on Form 10-K for the year ended Dec. 31, 2006 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2007; the “Cautionary Statement” section included in Mellon Financial Corporation’s Annual Report on Form 10-K for the year ended Dec. 31, 2006 and in Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 and any subsequent reports filed with the Commission prior to the merger; and any subsequent reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended.

All forward-looking statements speak only as of the date on which such statements are made, and the Company undertakes no obligation to update any statement to reflect events or circumstances after the date on which such forward-looking statement is made or to reflect the occurrence of unanticipated events.

Item 9.01	-- Financial statements and exhibits

(a)	Financial statements of businesses acquired

The unaudited consolidated balance sheet as of June 30, 2007, and related unaudited consolidated income statement and statement of cash flows for the six month periods ended June 30, 2007 and 2006, and unaudited consolidated statement of changes in shareholders’ equity for the six month period ended June 30, 2007, of Mellon Financial Corporation and subsidiaries, are included as Exhibit 99.2 and incorporated herein by reference in response to Item 9.01(a).

(b)	Pro forma financial information

An unaudited pro forma combined consolidated balance sheet as of June 30, 2007, and unaudited pro forma combined consolidated income statements for the six month period ended June 30, 2007 and the year ended Dec. 31, 2006 are included as Exhibit 99.3 and incorporated herein by reference in response to Item 9.01(b).

(d)	Exhibits

The exhibits listed in the index to exhibits are included as exhibits to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BANK OF NEW YORK MELLON CORPORATION (Registrant)

Date: August 8, 2007	By:	/s/ BART R. SCHWARTZ
Name: Bart R. Schwartz Title: Corporate Secretary

Index to Exhibits

Exhibit No.	Description

99.2	Unaudited consolidated balance sheet as of June 30, 2007, and related unaudited consolidated income statements and cash flows for the six month periods ended June 30, 2007 and 2006 and unaudited consolidated statement of changes in shareholders’ equity for the six month period ended June 30, 2007, of Mellon Financial Corporation and subsidiaries.

99.3	Unaudited pro forma combined consolidated balance sheet as of June 30, 2007, and unaudited pro forma combined consolidated income statements for the six month period ended June 30, 2007 and the year ended Dec. 31, 2006.

99.4	“Forward Looking Statements and Risk Factors” section in The Bank of New York Company, Inc.’s Annual Report on Form 10-K for the year ended Dec. 31, 2006.*

99.5	“Forward Looking Statements and Risk Factors” section in The Bank of New York Company, Inc.’s Quarterly Report on Form 10-Q for the period ended March 31, 2007.*

99.6	“Cautionary Statement” section in Mellon Financial Corporation’s Annual Report on Form 10-K for the year ended Dec. 31, 2006.*

99.7	“Cautionary Statement” section in Mellon Financial Corporation’s Quarterly Report on Form 10-Q for the period ended March 31, 2007.*

99.8	“Cautionary Statement Regarding Forward-Looking Statements” and the “Risk Factors” sections in Amendment No. 2 to The Bank of New York Mellon Corporation’s Registration Statement on Form S-4 dated April 17, 2004 (No. 333-140863).*

99.9	“Risk Factors” section in The Bank of New York Mellon Corporation’s Registration Statement on Form S-3 dated July 2, 2007 (No. 333-144261).*

*	Incorporated by reference.